UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

July 23, 2021

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Exchange of which registered
Common stock, par value $0.00001 per share	ENVA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 23, 2021, EFR 2018-2, LLC (“EFR 2018-2”), a wholly-owned indirect subsidiary of the Company, amended its existing revolving receivables facility (the “CS Facility”) by entering into that certain First Amendment to Loan and Security Agreement and Indemnity Agreement (the “First Amendment”) with the lenders party thereto from time to time and Credit Suisse AG, New York Branch, as agent.

The following table summarizes certain key terms of the amended CS Facility:

	Class A Revolving Loans	Class B Revolving Loans
Commitment Amount	$133,333,333.33	$16,666,666.67
Borrowing Rate	1 Month LIBOR + 3.625%	1 Month LIBOR + 8.00%
Borrowing Base Advance Rate	80%	90%
Revolving Period Termination	July 23, 2023	July 23, 2023
Maturity Date	July 23, 2025	July 23, 2025

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the Loan and Security Agreement, as amended by the First Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2021.

ITEM 2.02RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 29, 2021, Enova International, Inc. (the “Company”) issued a press release to announce its consolidated financial results for the three months ended June 30, 2021. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The press release includes non-GAAP financial measures as that term is defined in Regulation G. The press release also includes the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), information reconciling the non-GAAP financial measures to the GAAP financial measures, and a discussion of the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations. The non-GAAP financial information presented therein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.

ITEM 2.03CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information provided in Item 1.01 above is incorporated herein by reference

ITEM 7.01 REGULATION FD DISCLOSURE

See Item 2.02 Results of Operations and Financial Condition.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description
99.1	Enova International, Inc. press release dated July 29, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: July 29, 2021	By:	/s/ Sean Rahilly
Sean Rahilly
General Counsel & Secretary